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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):    July 23, 2002
                                                   -----------------------------


                                PULTE HOMES, INC
                                ----------------
             (Exact name of registrant as specified in its Charter)


         Michigan                     1-9804                   38-2766606
-----------------------------     --------------         -----------------------
(State or other jurisdiction       (Commission              (IRS Employer
   of incorporation)               File Number)             Identification No.)



    100 Bloomfield Hills Parkway, Suite 300, Bloomfield Hills, Michigan 48304
--------------------------------------------------------------------------------
   (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code            (248) 647-2750
                                                   -----------------------------


    33 Bloomfield Hills Parkway, Suite 200, Bloomfield Hills, Michigan 48304
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)


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ITEM 5.       OTHER EVENTS

         On July 23, 2002, Pulte issued the press release attached hereto as
Exhibit 99 announcing its earnings for the second quarter ended June 30, 2002. The information contained in the press release is incorporated herein by reference.


ITEM 7.       EXHIBITS

              Exhibit 99 Press Release dated July 23, 2002.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             PULTE HOMES, INC.

Date:
July 24, 2002                                By:  /s/ John R. Stoller
                                                -------------------------------
                                                  Name:  John R. Stoller
                                                  Title: Senior Vice President
                                                         and General Counsel




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                                INDEX TO EXHIBITS


EXHIBIT NO.              DESCRIPTION
-----------              -----------

Exhibit 99               Press Release dated July 23, 2002